UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15d Of The
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) July 24, 2007
INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices)
(zip code)
(Registrant’s telephone number, including area code) (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Fiscal Year 2007 Bonus Awards and Fiscal 2008 Base Salaries for Senior Executives
Several of the senior executive officers of Intuit Inc. (“Intuit”) are eligible to receive an annual performance incentive payment for the fiscal year ending July 31, 2007 (“Fiscal 2007”) under Intuit’s Senior Executive Incentive Plan (“SEIP”), because the performance goals established by the Compensation and Organizational Development Committee of the Board of Directors (the “Committee”) for Fiscal 2007 were achieved. The senior executives eligible for a bonus under the SEIP are: Stephen M. Bennett, Robert B. Henske, Alexander M. Lintner, Kiran M. Patel, and Brad D. Smith. At meetings held on July 24 and July 25, 2007, the Committee determined the amounts of annual performance bonuses under the SEIP based on the Committee’s review with management of the performance of each of the eligible executive officers.
The Committee also approved the annual performance bonuses payable to our other officers and employees, including bonuses for Scott D. Cook, William V. Campbell and Richard William Ihrie, under the Intuit Inc. Performance Incentive Plan (“IPI”) for Fiscal 2007. The Fiscal 2007 bonus amounts were determined by the Committee based on its review with management of the performance of each of these individuals.
The Committee also approved the annual base salaries for Intuit’s executive officers for the next fiscal year. The following table sets forth the Fiscal 2007 bonus and the Fiscal 2008 annual base salary approved for each person designated as a “named executive officer” in our 2006 annual proxy statement, and Scott D. Cook and William V. Campbell, members of Intuit's Board of Directors who are also employees.

	2007	2008 Annual
Name and Current Position	Bonus	Base Salary
Stephen M. Bennett	$3,250,000	$1,100,000
President and Chief Executive Officer

William V. Campbell	$600,000	$500,000
Chairman of the Board of Directors

Scott D. Cook	$400,000	$500,000
Chairman of the Executive Committee

Robert B. (“Brad”) Henske	$720,000	$600,000
Former Senior Vice President, Consumer Tax Group

Richard William Ihrie	$450,000	$525,000
Senior Vice President, Small Business Product Development

Kiran M. Patel	$683,000	$700,000
Senior Vice President, Consumer Tax Group
Acting Chief Financial Officer

Brad D. Smith	$765,000	$600,000
Senior Vice President, Small Business Division
Funding of 2007 Intuit Inc. Performance Incentive Plan
On July 24, 2007, the Committee approved funding for the payment of annual performance bonuses to employees (other than officers eligible to receive bonuses under the SEIP) under the IPI for Fiscal 2007 in the aggregate amount of $101,000,000. A majority of Intuit’s full time employees are eligible for annual performance bonus awards under the IPI for Fiscal 2007.
Approval of 2008 Intuit Inc. Performance Incentive Plan
     On July 24, 2007, the Committee approved the Intuit Inc. Performance Incentive Plan for Fiscal 2008, a discretionary cash bonus plan. The amount of a bonus award under the IPI for fiscal 2008 will be based upon the employee’s bonus target, the employee’s performance during fiscal 2008, and the amount of the aggregate bonus pool that is made available for bonuses for fiscal 2008 based on overall Company performance. A copy of the IPI for fiscal 2008 is attached to this Report as Exhibit 10.01.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: July 30, 2007	By:	/s/ LAURA A. FENNELL
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2008